UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to Rule Sec.240.14a-12

Rekor Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800

August 31, 2020

Dear Shareholder,

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Rekor Systems, Inc. to be held at 10:00 a.m. (local time) on September 30, 2020, virtually via a live video webcast at https://www.issuerdirect.com/virtual-event/rekr. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the Internet. The Annual Meeting is being held entirely online due to the public health impact of the coronavirus pandemic (COVID-19). No physical meeting will be held. You will be able to attend the meeting, vote and submit your questions at such website during the meeting. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect as directors the nominees named in this proxy statement to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) to ratify the appointment of Friedman LLP as our independent public accountant for the fiscal year ending December 31, 2020, and (iii) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held September 30, 2020

To the Shareholders of Rekor Systems, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Rekor Systems, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. (local time) on September 30, 2020, or such later date or dates as such Annual Meeting date may be adjourned, virtually, via a live video webcast on the Internet at https://www.issuerdirect.com/virtual-event/rekr, for the purpose of considering and taking action on the following proposals:

1.
Elect as directors the nominees named in the proxy statement;

2.
To ratify the appointment of Friedman LLP as our independent public accountant for the fiscal year ending December 31, 2020;

3.
To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice. The Board recommends that you vote as follows:

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“FOR” for the election of the Board nominees as directors;

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“FOR” ratification of the selection of Friedman LLP as our independent public accountant for our fiscal year ending December 31, 2020;

You may vote if you were the record owner of the Company’s common stock at the close of business on August 31, 2020. The Board of Directors of the Company has fixed the close of business on August 31, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date there were 27,884,197 shares of common stock outstanding and entitled to vote at the Annual Meeting and 240,861 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) outstanding, of which 503,689 shares of underlying common stock are entitled to vote at the Annual Meeting. Holders of the shares of common stock are entitled to one vote for each share of common stock held. Each holder of Series B Preferred Stock is entitled to a number of votes equal to the number of shares of common stock issuable upon conversion of such holder’s Series B Preferred Stock, but only for the election of members of the Board of Directors. A list of shareholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting via live videocast or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. The proxy card will also contain a Control Identification Number and Request Identification Number which will serve as your password to enter the virtual Annual Meeting. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

By Order of the Board of Directors of Rekor Systems, Inc.,

Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Chairman of the Board

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting via live videocast.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope, or by following the electronic voting instructions below.

If you have questions about voting your shares, please contact our Corporate Secretary at Rekor Systems, Inc., at 7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046, telephone number (410) 762-0800.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement/prospectus.

THE PROXY STATEMENT IS AVAILABLE AT:  https://www.iproxydirect.com/REKR

VOTING IS AVAILABLE AT: https://www.iproxydirect.com/REKR

By Order of the Board of Directors,

Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON September 30, 2020 AT 10:00 A.M. EDT.

The Notice of Annual Meeting Shareholders and our Proxy Statement are available at:
https://www.iproxydirect.com/REKR

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Rekor Systems, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Corporate Secretary of Rekor Systems, Inc., 7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046, telephone number (410) 762-0800.

To ensure timely delivery of these documents, any request should be made no later than September 14, 2020 to receive them before the annual meeting.

For additional details about where you can find information about Rekor Systems, Inc., please see the section entitled “Where You Can Find More Information” in this proxy statement.

Table of Contents

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
ELECTION OF DIRECTORS	6
EXECUTIVE OFFICERS	14
EXECUTIVE COMPENSATION	15
COMPENSATION OF REKOR DIRECTORS	18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	19
RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019	21
OTHER MATTERS	22

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800

FOR REKOR SYSTEMS, INC.
2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2020
GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2020 Annual Meeting of Shareholders, contains information about the 2020 Annual Meeting of Shareholders of Rekor Systems, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:00 a.m. EDT on September 30, 2020, virtually via a live video webcast at https://www.issuerdirect.com/virtual-event/rekr. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the Internet. The Annual Meeting is being held entirely online due to the public health impact of the coronavirus pandemic (COVID-19). No physical meeting will be held. You will be able to attend the meeting, vote and submit your questions at such website during the meeting, or such later date or dates as such Annual Meeting date may be adjourned.

In this proxy statement, we refer to Rekor Systems, Inc. as “Rekor,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting on September 30, 2020 at 10:00 a.m. EDT and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 30, 2020: The proxy statement and annual report to security holders are available at https://www.iproxydirect.com/REKR.

The following documents are being mailed on or about August 28, 2020 to all shareholders entitled to notice of and to vote at the Annual Meeting:
   1) This proxy statement,
2) The accompanying proxy,
3) Our 2019 Annual Report.
The 2019 Annual Report includes our financial statements for the fiscal year ended December 31, 2019 but is not a part of this proxy statement. You can also find a copy of our 2019 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.rekor.ai

Who Can Vote?

Shareholders who owned common stock or Series B Preferred Stock at the close of business on August 31, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 27,884,197 shares of common stock outstanding and entitled to vote. There were also 240,861 shares of Series B Preferred Stock outstanding entitled to vote the equivalent of 503,689 shares of underlying common stock, but only for the election of members of the Board of Directors.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by electronically delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting virtually may revoke the proxy and vote at the Annual Meeting by contacting our transfer agent, Issuer Direct, using the instructions provided during the virtual Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote. Each holder of Series B Preferred Stock as of the Record Date is entitled to the number of votes equal to the number of shares of common stock issuable upon conversion of such holder’s Series B Preferred Stock as of the Record Date; provided, however, that a holder is only entitled to vote shares of common stock underlying the Series B Preferred Stock in the case of a vote to be taken for the election of members of the Board of Directors.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Issuer Direct Corporation, or you have stock certificates, you may vote:

●
By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●
In person at the virtual meeting. If you attend the virtual meeting, you may electronically deliver your completed proxy card to the Secretary during the meeting, or you may vote by completing a ballot electronically by following the instructions provided during the virtual Annual Meeting or by contacting Issuer Direct using the instructions provided during the virtual Annual Meeting

●
Via the Internet at: https://www.iproxydirect.com/REKR

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●
By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●
By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

Why is the Annual Meeting Virtual this year?

Due to the coronavirus (COVID-19) global pandemic this year, we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments have imposed. Hosting a virtual annual meeting provides easy access for our shareholders and facilitates participation since shareholders can participate from any location around the world.

You will be able to participate in the Annual Meeting of Stockholders online and submit your questions during the meeting by visiting https://www.issuerdirect.com/virtual-event/rekr. To be admitted to the Annual Meeting, you must enter the 8 digit voter control number included in your proxy materials or on your proxy card and the password for the Annual Meeting. We encourage you to allow ample time for online check-in, which will begin at 9:00a.m. Eastern Time on the day of the Annual Meeting. We recommend that you carefully review the procedures to gain admission virtually to the Annual Meeting in advance. You will also be able to vote your shares electronically prior to or during the Annual Meeting at: https://www.iproxydirect.com/REKR - if you wish to change your vote during the virtual Annual Meeting, you can contact Issuer Direct using the instructions provided during the virtual Annual Meeting to do so.

How Do I Submit a Question?

If you want to submit a question during the Annual Meeting, log into https://www.issuerdirect.com/virtual-event/rekr. using the Control Identification Number and Request Identification Number provided on your proxy card as your password. We intend to answer properly submitted questions that are pertinent to the Company and the meeting matters, as time permits. However, we reserve the right to edit inappropriate language and to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. The questions and answers will be available as soon as practicable after the Annual Meeting at https://www.issuerdirect.com/virtual-event/rekr and will remain available for one week after posting.

Who Do I Contact if I have Technical Difficulties?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●
“FOR” for the election of the Board nominees as directors;

●
“FOR” ratification of the selection of Friedman LLP as our independent public accountant for our fiscal year ending December 31, 2020;

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●
signing a new proxy card and submitting it as instructed above;

●
if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

●
if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●
attending the Annual Meeting virtually and voting during the meeting. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), is considered a non-routine matter, and Proposal 2 (the ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1:

Election of Directors

The nominees for director who receive the affirmative vote of a majority of the votes present and entitled to vote in the election will be elected as director. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included as affirmative votes in the vote tally for the election of directors. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.

Proposal 2: Ratification of the
Appointment of Friedman
LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2020

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will not be included in the number of votes present and entitled to vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Friedman LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2020, the Audit Committee of the Board may reconsider its appointment.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of a majority of the Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●
shareholders whose shares are registered in their own name should contact our transfer agent, Issuer Direct Corporation, and inform them of their request by calling them at 919.744.2722 or writing them at 500 Perimeter Park Drive, Suite D, Morrisville NC 27560.

●
Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2020 annual meeting of shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by May 3, 2021 to our Corporate Secretary, 7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

	Shares Beneficially Owned
Name and address of beneficial owner (1)	Number of Shares beneficially owned (2)		Percent of class
Directors and Named Executive Officers
Robert A. Berman	6,096,274	(3)	21.9%
James McCarthy	-	(4)	*
Richard Nathan	1,615,720	(5)	5.8%
Matthew Hill	1,586,669	(6)	5.7%
Paul de Bary	118,499	(7)	*
Glenn Goord	150,999	(8)	*
Christine Harada	70,999	(9)	*
David Hanlon	70,999	(9)	*
Steven Croxton	48,499	(10)	*
Eyal Hen	16,667	(11)	*
Riaz Latifullah	187,929	(12)	*
All directors and named executive officers as a group (10 persons)	9,963,254		35.7%
5% or Greater Shareholders
Avon Road Partners, L.P.	3,315,104	(3)	11.9%
Superius Securities Group Inc Profit Sharing Plan	1,090,639	(13)	3.9%
Cedarview Capital Management, LP	2,409,223	(14)	8.6%

* Less than 1%

(1)
Unless otherwise indicated, the address of those listed is c/o Rekor Systems, Inc., 7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046. Unless otherwise indicated, all shares are owned directly by the beneficial owner.
(2)
Based on 27,884,197 shares of our common stock issued and outstanding as of the August 31, 2020.
(3)
As the general partner of Avon Road, Mr. Berman may be deemed to be the beneficial owner of 6,062,940 shares of Rekor Systems, Inc. common stock, or 21.7% of the class of securities. He may be deemed to share with Avon Road (and not with any third-party) the power to vote or direct the vote of and to dispose or direct the disposition of the 3,315,104 shares of Rekor Systems, Inc. common stock beneficially owned by Avon Road, or 11.8% of the class of securities. It also consists of options to purchase 33,334 shares of our common stock exercisable within 60 days of August 31, 2020. Based on the Schedule 13D/A Amendment No. 3 filed with the SEC by Avon Road and Mr. Berman on August 5, 2020.
(4)
On July 23, 2020, Mr. McCarthy, Chairman of the Board of Directors of the “Company” retired from the Company's Board. Mr. McCarthy filed Schedule 13D/A with the SEC.
(5)
Consists of: 1,593,020 shares of our common stock; a Unit Warrant to purchase 4,849 shares of our common stock exercisable within 60 days of August 31, 2020; and 17,851 shares of our common stock acquirable through the conversion of 10,000 shares of Rekor Systems, Inc. Series A Preferred Stock.
(6)
Consists of 961,669 shares of Rekor Systems, Inc. common stock and warrants to purchase 625,000 shares of our common stock.
(7)
Consists of options to purchase 108,499 shares of our common stock exercisable within 60 days of August 31, 2020, and 10,000 shares of our common stock.
(8)
Consists of options to purchase 70,999 shares of our common stock exercisable within 60 days of August 31, 2020, and 80,000 shares of our common stock.
(9)
Consists of options to purchase 70,999 shares of our common stock exercisable within 60 days of August 31, 2020.
(10)
Consists of options to purchase 48,499 shares of our common stock exercisable within 60 days of August 31, 2020.
(11)
Mr. Hen serves as our Chief Financial Officer and Principal Financial and Accounting Officer since May 15, 2019 and consists of options to purchase 16,667 shares of our common stock exercisable within 60 days of August 31, 2020.
(12)
Consists of options to purchase 187,929 shares of our common stock exercisable within 60 days of August 31, 2020.
(13)
Based on the Schedule 13G/A Amendment No. 1 as filed with the Securities and Exchange Commission on January 28, 2020, reporting beneficial ownership of 5.14% based on 21,027,401 shares issued and outstanding. The address of the reporting person is 94 Grand Ave, Englewood, NJ 07631.
(14)
Based on the Schedule 13G as filed with the Securities and Exchange Commission on July 14, 2020, reporting beneficial ownership of 8.8% based on 27,292,034 shares issued and outstanding. The address of the reporting person is One Penn Plaza, 45th Floor, New York, New York 10119

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board currently consists of seven members. The Corporate Governance Committee and Board have unanimously approved the recommended slate of seven directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Shareholders and until a successor is named and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the seven persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Robert Berman	60	President and Chief Executive Officer, and Executive Chairman of the Board of Directors	2016
Paul A. de Bary	73	Lead Director	2017
Richard Nathan, Ph.D.	75	Director	2016
Glenn Goord	68	Director	2016
Christine J. Harada	47	Director	2017
David Hanlon	75	Director	2018
Steven D. Croxton	58	Director	2019

The Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Nominees Biographies

Robert A. Berman, Chief Executive Officer and Director

Robert Berman has served as our Chief Executive Officer and a member of our Board of Directors since March 2016 and was appointed Executive Chairman of the Board of Directors in connection with the retirement of Mr. James McCarthy from the Board on July 23, 2020. Since January 2000, Mr. Berman has served as the General Partner of Avon Road Partners, L.P., a limited partnership investing in real estate and the broadcast media industry. From 2006 through March 2015, Mr. Berman held the office of Chairman and Chief Executive Officer at Cinium Financial Services Corporation, a privately-held specialty finance company, and its predecessor, Upper Hudson Holdings, LLC. Prior to Cinium, Mr. Berman was Chief Executive Officer of Empire Resorts, Inc., a NASDAQ-listed gaming company, from 2002-2005.

Director Qualifications

Mr. Berman has extensive experience in the private equity and public company markets. We believe his strong understanding of the financial markets and the M&A process, and his previous senior executive roles with public companies make him a qualified member of our Board of Directors and to serve as our Chief Executive Officer and Executive Chairman.

Richard Nathan, PhD, Director

Richard Nathan, Ph.D., has served on our Board of Directors since March 2016. From April 2016 until his retirement in February 2018, Dr. Nathan served as our Chief Operating Officer. Prior to that, Dr. Nathan was the Chief Executive Officer of AOC Key Solutions, where he worked for over 17 years. Dr. Nathan has over 45 years of corporate management, program management and business and proposal development experience and experience managing service and technical contracts for federal departments and agencies and state governments. Dr. Nathan holds a BS in Chemistry from the Massachusetts Institute of Technology and a PhD in Chemistry from the Polytechnic Institute of Brooklyn.

Director Qualifications

Dr. Nathan has a strong technical background and extensive experience in the government contracting area, which includes a significant portion of Rekor’s business. We believe this expertise, when combined with his entrepreneurial background having built strong operating companies, makes him a qualified member of our Board of Directors.

Glenn Goord, Director

Glenn Goord has served on our Board of Directors since March 2016. From 1996 until his retirement in 2006, Mr. Goord served as Commissioner of the New York State Department of Correctional Services (“NYSDCS”), where he oversaw the state prison system. Mr. Goord received the Carl Robison Award, the highest honor bestowed by the Middle Atlantic States Correctional Association, in 1997. In 1998 he received the Charles Evans Hughes Award for public service from the Albany based Capital Area Chapter for the American Society for Public Administration (ASPA). In 2002, ASPA awarded Mr. Goord its highest honor, the Governor Alfred E. Smith Award, for his direction of the NYSDCA’s efforts to aid New York City following the September 11, 2001 terrorist attack. Mr. Goord holds a BA in Psychology from Fairleigh Dickinson University.

Director Qualifications

Mr. Goord has a strong background in government operations and procurement. His insights into how government operates is a key skill for board decision making on Rekor strategy in certain industry segments. We believe his management and operational experience makes him a qualified member of our Board of Directors and the committees on which he participates.

Paul A. de Bary, Lead Director

Paul A. de Bary has served on our Board of Directors since January 2017 and as Lead Director since November 2017. As an attorney, financial advisor and investment banker, Mr. de Bary has had extensive experience with financial markets, governmental operations and private businesses. From 1996 to 2015, he was a managing director at Marquette de Bary Co., Inc., a New York based broker-dealer, where he served as a financial advisor for state and local government agencies, public and private corporations and non-profit organizations, as well as general counsel. He previously served as a director of Empire Resorts, Inc. (Nasdaq: NYNY) from 1996 to 2010, where he served as chairman of its audit committee as well as, at various times throughout his tenure as a director, a member of the governance and compensation committees and various special committees. Mr. de Bary has also served as Chairman of the Board of Ethics of the Town of Greenwich, Connecticut since 2008. Mr. de Bary is a member of the American Bar Association, the New York State Bar Association and the Association of the Bar of the City of New York. Mr. de Bary holds a JD, an MBA and an A.B. from Columbia University.

Director Qualifications

Mr. de Bary has a diverse background that includes experience as a lawyer, investment banker, corporate officer and member of several boards of directors, including those of public companies. We believe these experiences, combined with his skills and knowledge related to public market decision-making and audit committee roles and responsibilities, makes him qualified member of our Board of Directors and the committees on which he participates.

Christine J. Harada, Director

Christine J. Harada has served on our Board of Directors since August 2017. Ms. Harada has over 25 years of experience leading government and management consulting organizations. She served as the Federal Chief Sustainability Officer during the Obama administration. Prior to that role, Ms. Harada was the Acting Chief of Staff of the U.S. General Services Administration (“GSA”), and also served as Associate Administrator, Government-wide Policy and Chief Acquisition Officer. Ms. Harada’s private sector experience includes 10 years in management consulting at the Boston Consulting Group and Booz Allen Hamilton. Ms. Harada holds an M.A., in International Studies from the Lauder Institute and an MBA, Finance from the Wharton School at the University of Pennsylvania. She also holds an M.S. in Aeronautics/Astronautics from Stanford University and a B.S. Aeronautics/Astronautics from the Massachusetts Institute of Technology.

Director Qualifications

Ms. Harada has in-depth knowledge of the federal government, as well as detailed background in organizational policy and corporate best practices. We believe her skills and experiences in engineering, finance, operations and governmental policy make her a qualified member of our Board of Directors and the committees on which she participates.

David P. Hanlon,

David Hanlon has served on our Board of Directors since November 2018. Mr. Hanlon is a founding principal of Executive Hospitality Partners, a strategic and asset management firm. Since 2008, he has served as Chief Executive Officer of Hanlon Investments which provides project development consulting services to casinos, hotels and resorts. Mr. Hanlon has served as a member of Cornell University’s Industry Advisory Board, as well as on the Board of Directors of the Cornell Football Association and was elected to be a lifetime member of the Cornell University Administrative Advisory Board. He was also an advisor to the Wharton Entrepreneurial Program. Mr. Hanlon holds a B.S. in Hotel Administration from Cornell, an MBA in Finance and an M.S. in Accounting from the Wharton School at the University of Pennsylvania and graduated from the Advanced Management Program at the Harvard Business School.

Director Qualifications

Mr. Hanlon has extensive leadership and executive management experience and experience serving on public company boards of directors. We believe his skills and experience make him a qualified member of our Board of Directors and the committees on which he participates.

Steven D. Croxton, Director

Mr. Croxton, is Managing Director of Rice, Voelker, LLC and has more than 30 years’ experience in investment and commercial banking. During his career, Mr. Croxton has been involved in financing and advisory transactions totaling more than $35 billion for a variety of public and private corporations. He has previously served on the Board of Directors of Peninsula Gaming, LLC, and has held leadership roles with responsibilities related to investment, corporate, and international banking. Mr. Croxton earned a B.S. in Finance from Louisiana State University, and a Master of International Management from the American Graduate School of International Management (now Thunderbird School of Global Management), and holds FINRA Series 7, 24, 63, and 79 licenses.

Director Qualifications

Mr. Croxton has in-depth knowledge of the capital markets, as well as extensive background in financing and advisory of public corporations. We believe his skills and experiences make him a qualified member of our Board of Directors and the committees on which he participates.

Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

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the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

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the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and- desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive the affirmative votes of a majority of the votes present and entitled to vote election will be elected as director. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included as affirmative votes in the vote tally for the election of directors. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non- votes not be included in the number of votes present and entitled to vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Information about the Board of Directors and Committees
Corporate Governance

Independence of Directors

Our Board is currently comprised of seven members, five of whom are independent directors. Messrs. Nathan and Berman are not independent directors.

The Board, upon recommendation of the Governance Committee, unanimously determined that each of our five non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that the relationships discussed below in the section entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE” were not material to an independence determination. No unusual discounts or terms were extended.

Board Leadership Structure

Our Board of Directors is currently led by its Executive Chairman, Robert Berman, following the retirement of Mr. James McCarthy from the Board on July 23, 2020. Our Board of Directors recognizes that it is important to determine an optimal Board leadership structure to ensure the independent oversight of management as the Company continues to grow. We historically have separated the roles of Chief Executive Officer and Chairman of the Board, but in connection with the previously announced new strategic direction of the Company and its focus on its technology business, we believe at the present time that Mr. Berman is in the best position to serve as both Executive Chairman of the Board of Directors and Chief Executive Officer, and that combining these two roles at this time is in the best interests of the Company and its shareholders. The Company may revisit this decision in the future as circumstances warrant.

Our organizational guidelines provide for a Lead Director to be elected whenever the Chair of the Board of Directors is not an independent director. The responsibilities of the Lead Director are to: 1) preside at meetings of our stockholders and Board of Directors if the Chair is absent; 2) call meetings and executive sessions of the independent directors of the Board; 3) establish the agenda and preside at all executive sessions and other meetings of the independent directors of the Board and communicate the results of meetings of the independent directors to the Chair and other members of management, as appropriate; 4) communicate with the independent directors of the Board between meetings as necessary or appropriate, serve as a liaison between the Chair and the independent directors and communicate independent director consensus on important issues to the Chair;
5) approve Board meeting agendas and schedules for regular meetings of the Board of Directors to assure there is sufficient time for discussion of all agenda items and approve meeting materials and other information to be sent to the Board in advance of regular meetings; 6) evaluate the quality and timeliness of information sent to the Board by the Chief Executive Officer and other members of management; 7) oversee the evaluation of the Chief Executive Officer and assist the Board Chair on matters of Board succession planning and crisis management; 8) assist the Chair of the Governance Committee with individual director evaluations; and 9) be available for consultation and direct communication at the request of major stockholders. Mr. de Bary currently serves as Lead Director.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. These sessions are led by the Lead Director.

In 2019, the Board held six regular and special meetings, the non-management directors held two meetings and no special executive sessions, the Audit Committee held seven regular and special meetings, the Compensation Committee held five regular and special meetings, and the Governance Committee held four regular and special meetings. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the non-management (and independent) directors attended 100% of the regular and special executive sessions that were held during his or her term of office.

Board Role in Risk Oversight

Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Governance Committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The committee Charters are reviewed annually by the Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at www.rekor.ai by following the link to “Investors” and then to “Corporate Governance.”

Audit Committee

We have an Audit Committee comprised of directors who are “independent” within the meaning of Nasdaq Rule 5605(b)(1). The Audit Committee assists our Board in overseeing the financial reporting process and maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee is responsible for reviewing the qualifications, independence and performance of our independent registered public accounting firm and review our internal controls, financial management practices and investment functions and compliance with financial legal and regulatory requirements. The Audit Committee is also responsible for performing risk and risk management assessments as well as preparing any report of the Audit Committee that may be required by the proxy rules of the SEC to be included in the Corporation’s annual proxy statement. Our Board has identified and appointed Paul de Bary as its “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K. Mr. de Bary serves as the Chair of the Audit Committee, and is joined on the committee by Ms. Harada, Mr. Croxton, and Mr. Goord.

Compensation Committee

We have a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Code. They are also “independent” directors within the meaning of NASDAQ Rule 5605(b)(1). The Compensation Committee is responsible for overseeing the establishment and maintenance of our overall compensation and incentive programs to discharge the Board’s responsibilities relating to compensation of our executive officers and directors, including establishing criteria for evaluating performance and setting appropriate levels of compensation, and to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with the rules and regulations of the SEC. The Compensation Committee advises and makes recommendations to our Board on all matters concerning director compensation. Mr.
Goord serves as Chair of the Compensation Committee and is joined by Ms. Harada, Mr. Croxton and Mr. Hanlon.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has been, during 2016, 2017, 2018 or 2019, an officer or employee of Rekor or any of its subsidiaries or predecessor companies, or was formerly an officer of Rekor or any of its subsidiaries or predecessor companies or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or Compensation Committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

Governance Committee

Our Board has a Governance Committee that that (1) reviews and recommends improvements to our governance guidelines and corporate policies; (2) monitors compliance with our Code of Conduct; (3) trains new members of the Board of Directors; (4) reviews the performance of the Board of Directors and its various committees and makes recommendations intended to improve that performance, (5) evaluates and makes recommendations concerning changes in the charters of the various Committees of the Board of Directors, (6) evaluates the performance of the Chief Executive Officer of the Corporation, (7) oversees the development and implementation of succession planning for Corporation senior management positions; (8) identifies and recommends candidates for nomination as members of the Board of Directors and its committees; and (9) such other matters as may be required to ensure compliance with applicable federal and state laws or the requirements of any exchange on which the Company maintains a listing for its securities. The committee is required to be comprised of entirely “independent” directors within the meaning of NASDAQ Rule 5605(b)(1).
Ms. Harada currently serves as the Chair of the Governance Committee and is joined on the committee by Mr. Hanlon and Mr. de Bary.

The Chair and members of each committee are summarized in the table below:

Name	Audit Committee	Compensation Committee	Corporate Governance Committee
Christine Harada – (Independent)	Member	Member	Chair
Paul de Bary – (Independent)	Chair	-	Member
Glenn Goord – (Independent)	Member	Chair	-
David P. Hanlon – (Independent)	-	Member	Member
Steven D. Croxton – (Independent)	Member	Member	-

  Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance Committee. The Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Code of Conduct and Committee Charters can be found on our website at www.rekor.ai by following the link to “Investors” and then to “Corporate Governance.”

The Governance Committee regularly reviews our Code of Conduct and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct

We have adopted a Code of Conduct, which serves as our Code of Ethics, which applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer. Our Code of Conduct is available on our website at www.rekor.ai. If we amend or grant a waiver of one or more of the provisions of our Code of Conduct, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct that apply to our Principal Executive and Principal Financial Officer by posting the required information on our website at the above address. Our website is not part of this Proxy Statement.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to: Rekor Systems, Inc.
c/o Corporate Secretary
7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046

All shareholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

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junk mail and mass mailings;

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resumes and other forms of job inquiries;

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surveys; and

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solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for the following: (i) a delinquent Form 4 filed by Mr. Eyal Hen on May 23, 2019 relating to an option grant on May 15, 2019; (ii) delinquent Form 4s filed by Messrs. de Bary, Goord, Hanlon, Latifullah, and Berman, and Ms. Harada on May 23, 2019 relating to an option grant on May 8, 2019, and (iii) a delinquent Form 3 filed by Mr. Croxton on July 8, 2019 relating to his appointment to the Board of Directors on June 19, 2019 and a delinquent Form 4 filed by Mr. Croxton on July 8, 2019 relating to an option grant on June 19, 2019.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer Since
Robert A. Berman	60	Chief Executive Officer, President and Member of the Board	2017
Eyal Hen	47	Chief Financial Officer	2019
Riaz Latifullah	63	Executive Vice President, Corporate Development	2017

Robert A. Berman, Chief Executive Officer, President and Executive Chairman of the Board

The biography for Robert A. Berman is set forth above in the section entitled “Nominees Biographies - Robert A. Berman, Chief Executive Officer and Director.”

Eyal Hen, Chief Financial Officer

Mr. Hen has served as our Chief Financial Officer since May of 2019. He has more than 17 years’ experience as a global finance and business management executive in corporate environments, most recently with VAYA Pharma Inc. and Ormat Technologies, Inc. (NYSE:ORA). His expertise working as a finance executive in the public markets, where he oversaw financial reporting, compliance initiatives, investor communications, and financing, will be instrumental as the Company continues its growth. Mr. Hen holds a BA in Economics and Accounting from Ben Gurion University (Israel) and an MBA from the University of Phoenix.

Riaz Latifullah, Executive Vice President, Corporate Development

Mr. Latifullah currently serves as Executive Vice President, Corporate Development. On May 1, 2018, Mr. Latifullah was appointed as our Principal Financial and Accounting Officer, a role he assumed on an interim basis upon the resignation of our former Chief Financial Officer until the hiring of Mr. Eyal Hen as set forth above. Prior to joining Rekor, Mr. Latifullah served as the Chief Financial Officer of the American Grandparents Association / Grandparents.com. Mr. Latifullah spent 13 years with AARP, a non-profit organization that advocates on behalf of people over age 50. With AARP he served as Vice President, Financial Management, Senior Director Strategic Markets and Director Brand Operations. As an in-house entrepreneur with AARP he created and launched five start-up operations bringing significant changes to the organization. In other positions before AARP Mr. Latifullah served as General Manager for TV on the WEB, an internet video production company, a Government Relations Representative for the U.S. Merchant Marine Academy Alumni Foundation and an Investment Banking Associate for Ryan, Lee and Company. Mr. Latifullah holds an MBA from Stanford University, an MSE in Naval Architecture and Marine Engineering from the University of Michigan and a BS in Marine Engineering from the U.S. Merchant Marine Academy.

EXECUTIVE COMPENSATION

The following table sets forth information about the annual paid compensation of our: Principal Executive Officer, Mr. Berman; two most highly compensated executive officers other than the Principal Executive Officer, Messrs. Hen and Latifullah, who were serving as executive officers as of December 31, 2019; The information in this table for the Company’s most recently completed fiscal year is based on the information available to the Company as of the date of the Company’s Annual Report on Form 10-K for the year ended 2019.

Name/Capacities in which compensation was received	Year	Base Salary		Bonus	Equity incentive awards		All other compensation		Total
Robert Berman	2019	$453,205	(1)	$-	$46,605	(2)	$18,194	(3)	$518,004
Chief Executive Officer	2018	395,000		-	-		-		395,000
Eyal Hen	2019	202,074	(4)	-	26,415	(5)	2,488	(3)	230,977
Chief Financial Officer	2018	-		-	-		-		-
Riaz Latifullah	2019	289,680	(6)	-	10,566	(7)	17,700	(3)	317,946
EVP Corporate Development	2018	271,667		100,000(8)	-		-		371,667

(1)
In 2019, we increased Mr. Berman’s base salary from $395,000 to $495,000 per year effective May 15, 2019.
(2)
Amount represents the fair value of the issuance of 100,000 stock options to Mr. Berman on May 8, 2019.
(3)
Amount represents 401(k) matching and health insurance contributions.
(4)
Mr. Hen has served as Chief Financial Officer since May 15, 2019.
(5)
Amount represents the fair value of the issuance of 50,000 stock options to Mr. Hen on May 15, 2019.
(6)
In 2019, we increased Mr. Latifullah’s base salary from $285,000 to $305,000 per year effective May 15, 2019 and in 2018, we increased from $225,000 to $285,000 per year effective March 1, 2018.
(7)
Amount represents the fair value of the issuance of 20,000 stock options to Mr. Latifullah on May 8, 2019.
(8)
Amount represents subjective bonus.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our named executive officers at December 31, 2019.

	Option Awards
Name	Number of Securities Underlying Unexercised Option - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable		Option Exercise Price	Option Expiration Date
Robert Berman	-	50,000	(1)	$1.00	5/8/2029
Robert Berman	-	50,000	(1)	1.50	5/8/2029
Eyal Hen	-	50,000	(1)	0.78	5/15/2029
Riaz Latifullah	174,595	-		1.42	12/31/2026
Riaz Latifullah	-	50,000	(1)	0.80	5/8/2029

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is a current or former officer or employee of Rekor or its subsidiaries. No executive officer of Rekor served as a director or member of the Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Employment Agreements

We have entered into employment agreements with our executives in connection with his or her commencement of employment with us.

Berman Employment Agreement

The Employment Agreement entered into May 15, 2019 with Robert Berman (“Berman Employment Agreement”) provides that Mr. Berman will serve as our Chief Executive Officer and President. The agreement has a term of five years with automatically renewing one-year terms thereafter. This agreement supersedes Mr. Berman’s previous employment agreement which otherwise would have expired by its terms on March 31, 2022. Mr. Berman’s base salary is $495,000 per annum, and he is eligible for a bonus as determined by our Compensation Committee. Mr. Berman is also eligible to receive all such other benefits as are provided to other management employees.

Mr. Berman was granted options to purchase 100,000 shares of common stock of the Company with an exercise price per share as follows: 50,000 shares at $1.00 and 50,000 shares at $1.50.

In the event of a “Change of Control”, as defined in the Berman Employment Agreement, whether during the initial term or thereafter, we shall have the right to terminate the Berman Employment Agreement. Mr. Berman is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change in control (as such is defined in the Berman Employment Agreement).

Mr. Berman also agreed as consideration for entering into the Berman Employment Agreement, that for the period during his employment and for twelve months thereafter, (i) he will not compete with the Company in the “Geographic Area”, as defined in the Berman Employment Agreement, and
(ii)
he will not solicit any of our existing employees, suppliers or customers.

Hen Employment Agreement

The Employment Agreement with Eyal Hen (the “Hen Employment Agreement”) provides that Mr. Hen will serve as our Chief Financial Officer for an initial three-year term that began on May 15, 2019, subject to automatic extension. His base salary of $335,000 per annum and will be eligible for a bonus as determined by the Board of Directors of the Company (the “Board”) in its sole discretion. Mr. Hen is also eligible to receive all such other benefits as are provided to other management employees.

Mr. Hen was granted options to purchase 50,000 shares of common stock of the Company, $0.0001 par value per share (“ Common Stock”), pursuant to the Company’s 2017 Equity Award Plan (the “2017 Plan”), which will vest in three equal annual installments on the first (May 15, 2020), second (May 15, 2021), and third (May 15, 2022) anniversaries of the grant date, at a strike price of $0.78 per share, the closing price of the Company’s Common Stock on May 15, 2019.

Mr. Hen is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Hen Employment Agreement).

Mr. Hen also agreed as consideration for entering into the Hen Employment Agreement, that for the period during his employment and for twelve months thereafter, (i) he will not compete with the Company in the “Geographic Area”, as defined in the Hen Employment Agreement, and (ii) he will not solicit any of our existing employees, suppliers or customers.

Latifullah Employment Agreement

The employment agreement with Riaz Latifullah (the “Latifullah Employment Agreement”) provides that Mr. Latifullah shall be Executive Vice President of Corporate Development, effective May 15, 2019, for an initial term to end on April 7, 2022, subject to automatic extension. Mr.
Latifullah’s annual base salary is $305,000, and he will be eligible for a bonus as determined by the Board in its sole discretion. Mr. Latifullah is also eligible to receive all such other benefits as are provided to other management employees.

On May 8, 2019, pursuant to the Latifullah Employment Agreement, Mr. Latifullah was granted options to purchase 20,000 shares of Common Stock, pursuant to the 2017 Plan, which will vest in three equal annual installments on the first (May 8, 2020), second (May 8, 2021), and third (May 8, 2022) anniversaries of the grant date, at a strike price of $0.80 per share, the closing price of the Company’s Common Stock on May 8, 2019.

Mr. Latifullah is eligible to receive two times his base salary then in effect if Mr. Latifullah’s employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Latifullah Employment Agreement).

Mr. Latifullah also agreed as consideration for entering into the Latifullah Employment Agreement, that for the period during his employment and for twelve months thereafter, (i) he will not compete with the Company in the “Geographic Area”, as defined in the Latifullah Employment Agreement, and (ii) he will not solicit any of our existing employees, suppliers or customers.

Bonus Eligibility

Bonuses for our executive officers may be conditioned on the achievement of objective goals, which may not be waived after being set, based on one or more of the following performance measures: earnings; operating profits (including measures of earnings before interest, taxes, depreciation and amortization); free cash flow or adjusted free cash flow; cash from operating activities; revenues; net income (before or after tax); financial return ratios; market performance; stockholder return and/or value; net profits; earnings per share; profit returns and margins; stock price; working capital; capital investments; returns on assets; returns on equity; returns on capital investments; selling, general and administrative expenses; discounted cash flows; productivity; expense targets; market share; cost control measures; strategic initiatives; changes between years or periods that are determined with respect to any of the above-listed performance criteria; net present value; sales volume; cash conversion costs; leverage ratios; maintenance of liquidity; integration of acquired businesses; operational efficiencies; regulatory compliance, including the Sarbanes-Oxley Act of 2002; and economic profit.

COMPENSATION OF REKOR DIRECTORS

The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2019, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2019:

	Fees earned or paid in cash	Option awards		Total
Name	($)	($) (1)		($)
Paul de Bary (2)	$72,000	$31,276	(2)	$103,276
Glenn Goord (3)	47,000	11,465	(3)	58,465
Christine Harada (4)	52,250	11,465	(4)	63,715
Richard Nathan, Ph. D.	30,000	-		30,000
David Hanlon	39,750	11,465	(5)	51,215
Steven D. Croxton (6)	15,755	47,122	(7)	62,877

(1)
The amount shown reflects the aggregate grant date fair value of option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718.
(2)
Amount represents the fair value of the issuances of 10,000 and 50,000 stock options to Mr. de Bary on March 26, 2019 and May 8, 2019, respectively.
(3)
Amount represents the fair value of the issuances of 10,000 and 12,500 stock options to Mr. Goord on March 26, 2019 and May 8, 2019, respectively.
(4)
Amount represents the fair value of the issuances of 10,000 and 12,500 stock options to Mrs. Harada on March 26, 2019 and May 8, 2019, respectively.
(5)
Amount represents the fair value of the issuances of 10,000 and 12,500 stock options to Mr. Hanlon on March 26, 2019 and May 8, 2019, respectively.
(6)
Mr. Croxton has served as director since June 19, 2019.
(7)
Amount represents the fair value of the issuance of 48,499 stock options to Mr. Croxton on June 19, 2019.

Effective August 23, 2017 and as presently in effect, our non-employee directors are compensated for their services as follows:

		Board Meeting Fee		Committee Meeting Fee
Position	Annual Fee	In Person	Telephonic	In Person	Telephonic
Position	($) (1)	($)	($)	($)	($)
Board Member	25,000	1,000	500	500	250
Audit Committee Chair	20,000	1,500	500	500	250
Compensation Committee Chair	10,000	1,500	500	500	250
Governance Committee Chair	10,000	1,500	500	500	250
Special Committee	-	500	250	500	250
Lead Director	10,000	-	-	-	-

(1) Payments are made on a quarterly basis.

Directors who are officers or employees of Rekor or its subsidiaries do not receive any compensation for service on our Board, but employee directors will be reimbursed for expenses incurred in attending meetings of our Board or any committees thereof.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Governance Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

Described below are any transactions since January 1, 2017 through August 31, 2020 and any currently proposed or subsequent transactions to which the Company was a party in which:

●
The amounts involved exceeded or will exceed the lower of either $120,000 or 1% of the average of the Company’s total assets at year- end for the last two completed fiscal years; and

●
A director, executive officer, holder of more than 5% of the outstanding capital stock of the Company, or any member of such person’s immediate family had or will have a direct or indirect material interest.

Review and Approval, or Ratification of Transactions with Related Parties

Prior to adoption of the Company’s Code of Conduct in August 2017, we had no formal, written policy or procedure for the review and approval of related-party transactions. The Code of Conduct requires all Company personnel to seek review of and obtain approval or ratification of any Company transaction which involves them or certain family members or businesses they have economic interests in. The Charter of our Governance Committee also requires that any transaction with a related person that must be reported under applicable rules of the SEC must be reviewed and either approved, disapproved or ratified by our Governance Committee.

In February 2020, to further implement these requirements, the Board of Directors adopted a Conflict of Interest and Related Parties Transaction Policy upon the recommendation of the Governance Committee. In the case of all directors and senior officers, this policy requires review and approval of such transactions to be obtained from the Governance Committee.

Except with respect to the Avon Road Note Purchase Agreement, which was reviewed and approved by officers and directors other than Mr. Berman, each of the transactions described below was approved by the Board of Directors after review and recommendation by the Governance Committee, which consists entirely of officers and directors without any personal, business or family interest in the transactions described:

Avon Road Note Purchase Agreement

On March 16, 2016, we entered into a Subordinated Note and Warrant Purchase Agreement (the “Avon Road Note Purchase Agreement”) pursuant to which we agreed to issue up to $1,000,000 in subordinated debt (the “Avon Road Note”) and warrants to purchase up to 242,493 shares of our common stock (the “Avon Road Subordinated Note Warrants”). The exercise price for the Avon Road Subordinated Note Warrants was $1.031 per share of common stock. Subordinated notes with a face amount of $500,000 and Avon Road Subordinated Note Warrants to purchase 121,247 shares of our common stock have been issued pursuant to the Avon Road Note Purchase Agreement to Avon Road, an affiliate of Robert Berman, Rekor’s Chief Executive Officer and a member of our Board of Directors. The Avon Road Subordinated Note Warrants expired on March 16, 2019.

The Avon Road Note accrued simple interest on the unpaid principal of the note at a rate of 9% per annum. Interest was payable monthly with a maturity date of March 16, 2019. The effective interest rate of the Avon Road Note was 12.9%. On October 23, 2018, the maturity date of this note was extended to March 16, 2020. On March 12, 2019, the $500,000 balance due on the Avon Road Note was retired in its entirety.

AOC Key Solutions Transaction

On March 16, 2020 the Corporation announced that it had received an offer to purchase its AOC Key Solutions subsidiary, for an aggregate price of $4 million, from PurpleReign, LLC (“PurpleReign”), an entity formed by Mr. Greg McCarthy, the then Chief Executive Officer of AOC Key Solutions. As founders of AOC Key Solutions and persons related to a principal in PurpleReign and a key executive of AOC Key Solutions , Mr. James McCarthy, the then-Chair of our Board of Directors, and Dr. Richard Nathan, as a member of our Board of Directors, recused themselves from participation in any discussions with management or the Board concerning the potential sale. In connection with its review of the transaction, the Governance Committee retained the investment banking services of B. Riley FBR, Inc. (“BRFBR”) to review the terms of the proposed transaction and advise the Company whether the consideration to be received was fair to the Company’s public stockholders. On March 31, 2020, the Company divested its AOC Key Solutions subsidiary.

Investment in 2019 Promissory Notes and Exchange for Equity

On March 12, 2019, we financed the acquisition of certain assets through an agreement pursuant to which investors loaned us $20,000,000 in exchange for promissory notes (the “2019 Notes”) and we issued warrants to purchase 2,500,000 shares of our common stock to the investors. The investors included Avon Road, an affiliate of Robert Berman, Rekor’s Chief Executive Officer and a member of our Board of Directors and Matt Hill, a principal in the company selling the assets, who is now the Company’s Chief Science Officer. On July 15, 2020, the “Company completed an exchange provided for in connection with the 2019 Notes. Approximately $15.1 million aggregate principal amount of the 2019 Notes were exchanged for 4,349,497 shares of the Company’s common stock pursuant to the previously disclosed Exchange Agreements dated June 30, 2020. As part of the exchange, Matt Hill, Chief Science Officer exchanged $1,726,676 into 431,669 common shares. After this transaction Matt Hill owns 961,669 common shares.

McCarthy – Berman Stock Purchase Agreement

On August 5, 2020, our former Chairman, Mr. James McCarthy entered into a privately negotiated Stock Purchase Agreement with Mr. Robert A. Berman, our current CEO, President, and Executive Chairman, to sell Mr. Berman 2,725,836 shares of the Company’s common stock, at a price per share of approximately $2.57. The transfer of the shares is conditioned upon Mr. Berman's full payment of the purchase price of $7,000,000 within forty-five days, after which Mr. McCarthy will cease to be a beneficial owner of the Company’s common stock.

Director Independence

Paul de Bary, Glen Goord, Christina Harada, Steven D. Croxton, and David P. Hanlon are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Effective June 30, 2020, the Audit Committee has appointed Friedman LLP, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2020. A representative of Friedman LLP is expected to be virtually present at the 2020 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained Friedman LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2020, and the audit of the Company’s internal control over financial reporting as of December 31, 2020.

Our independent registered public accounting firm for 2018 and 2017 was BD & Company, Inc., (“BD & Company”). BD & Company served as our principal auditor from May 2017 until June 2019.

The Audit Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, was compatible with maintaining BD & Company’s independence. The Audit Committee has determined that the rendering of non-audit services by BD & Company during 2018 was compatible with maintaining the firm’s independence.

Aggregate fees billed or incurred related to the following years for professional services rendered by Friedman for 2019 and 2018 are set forth below.

	For the Year Ended December 31,
	2019	2018
	(Dollars in thousands)

Audit fees	$168	$-
Audit-related fees	-	-
Tax fees	-	-
All other fees	13	-
Total	$181	$-

Aggregate fees billed or incurred related to the following years for professional services rendered by BD & Company for 2019 and 2018 are set forth below.

	For the Year Ended December 31,
	2019	2018
	(Dollars in thousands)

Audit fees	$110	$205
Audit-related fees	-	104
Tax fees	18	40
All other fees	73	-
Total	$201	$349

Audit Fees for 2019 and 2018 include fees associated with the audits of the annual financial statements and the quarterly reviews of the unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q. Audit-related fees for 2019 primarily include costs associated with SEC filings and the supplemental audit and disclosure documents. Tax fees for 2019 and 2018 include fees associated with the preparation and reviews of tax returns, advising on the impact of local tax laws, and tax planning. All other fees for 2019 include fees associated with the Sales Agreement with B. Riley and transition costs from BD & Company to Friedman. In June 2019, BD & Company became our tax provision and tax return preparer, and the fees associated with these services are presented as tax fees in the table above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

No Appraisal Rights

Under Delaware law, our shareholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Friedman LLP as our independent public accountant and we will not independently provide our shareholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Friedman LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2020, the Audit Committee may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

REKOR SYSTEMS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 30, 2020 AT 10:00 AM EDT TIME
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Robert A Berman, President, CEO and Chairman, and Eyal Hen, Chief Financial Officer, as proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Meeting of the Shareholders of Rekor Systems, Inc. (the “Company”) to be held September 30, 2020, or such later date or dates as such Annual Meeting date may be adjourned, virtually, via a live video webcast on the Internet at: https://www.issuerdirect.com/virtual -event/rekr, for the purpose of considering and taking action on the following proposals:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting To Be Held on September 30, 2020
The Notice of the Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K
are available at www.iproxydirect.com/rekr

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/REKR
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OFREKOR SYSTEMS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors.	☐	☐
	Robert Berman			☐	CONTROL ID:
	Dr. Richard Nathan			☐	REQUEST ID:
	Paul Goord			☐
	Paul A. de Bary			☐
	Christine J. Harada			☐
	David P. Hanlon			☐
	Steven D. Croxton			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Ratify the appointment of Friedman LLP as our independent public accountant for the fiscal year ending December 31, 2020.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL PERSONS LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2 AND 3.

The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
_________________________
_________________________
_________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Shareholder and/or Joint Tenant)
(Signature of Shareholder)
(Second Signature if held jointly)